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Exhibit 99.2 - Certification of the Chief Financial Officer (or equivalent thereof) pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002



I, Pamela M. Reci, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the Quarterly Report of Comtrex Systems Corporation on Form 10-QSB for the quarterly period ended June 30, 2002 (the "Report") being filed pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934, that:

1) the Report fully complies with the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended; and

2) the information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of Comtrex Systems Corporation.




                                   By:       /s/ Pamela M. Reci
                                             -----------------------------------

                                             Pamela M. Reci
                                             Chief Accounting Officer
                                             August 13, 2002